UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2024

SONDER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39907	85-2097088
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

447 Sutter St., Suite 405 #542
San Francisco,	California		94108
(Address of principal executive offices)			(Zip Code)
(617) 300-0956
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOND	The Nasdaq Stock Market LLC
Warrants, each 20 warrants exercisable for one share of Common Stock at an exercise price of $230.00 per share	SONDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported, on October 28, 2024, Sonder Holdings Inc., a Delaware corporation (the “Company”), entered into a limited waiver and consent agreement (the “NPA Waiver”), by and among the Company, the subsidiary note obligors party thereto (together with the Company, the “Note Obligors”), the subsidiary guarantors party thereto (the “Guarantors”), the investors party thereto (the “Investors”) and Alter Domus (US) LLC, as collateral agent (“Agent”), to the Note and Warrant Purchase Agreement, dated as of December 10, 2021, as amended by the Omnibus Amendment, dated as of December 21, 2022, as further amended by the Second Omnibus Amendment, dated as of November 6, 2023 and the Waiver, Forbearance and Third Amendment, dated as of June 10, 2024, by and among the Note Obligors, the Guarantors, the Investors and Agent, and certain documents related thereto.

Following the approval of the Share Increase Proposal (as defined in the NPA Waiver) at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”) held on December 23, 2024, as described in Item 5.07 below, the Company intends to issue, on or about December 30, 2024, to the Note Obligors warrants (the “Warrants”) to purchase an aggregate of 500,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), each with an exercise price of $0.01 per share and an expiration date five years after the issuance date. The purchasers of the Warrants were also provided with customary registration rights for the shares issuable upon exercise of the Warrants.

The Warrants and the shares of Common Stock underlying the Warrants will be issued and sold in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Rule 506(b) thereunder.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by the full text of the Warrant Agreement, including the form of Warrant, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Company’s 2021 Equity Incentive Plan

As described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved the first amendment (the “Amendment”) to the Company’s 2021 Equity Incentive Plan (as amended, the “2021 Plan”), which increased the number of shares of Common Stock available for the issuance of awards under the 2021 Plan to 9,957,029 shares of Common Stock, subject to automatic annual share increases as set forth in the 2021 Plan.

A copy of the Amendment that was approved by the Company’s stockholders was included as Appendix B to the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2024 (the “2024 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Amendment and the 2021 Plan are described in detail in the 2024 Proxy Statement. The foregoing description of the Amendment and the 2021 Plan is qualified in its entirety by the terms of the Amendment and the 2021 Plan, copies of which are filed as Exhibit 10.1 and 10.2, respectively, hereto and incorporated by reference herein.

Appointment of Rahul Thumati

On December 23, 2024, the Company’s Board of Directors appointed Rahul Thumati as the Company’s interim Chief Accounting Officer, effective January 1, 2025.

Mr. Thumati, age 47, joined the Company as a consultant in December 2024. Since 2016, he has served as a consultant in accounting and finance leadership roles in various companies. Mr. Thumati served as Chief Accounting Officer at F45 Training Holdings Inc., a fitness company, from March 2021 to October 2021. Mr. Thumati also served in interim Chief Financial Officer and interim Chief Accounting Officer roles while he was a consultant at Armanino LLP, an accounting and business consulting firm, from November 2018 to February 2020. Mr. Thumati is a certified public accountant (inactive) and received a B.S. in Business Administration from the University of Southern California and a Master of Accountancy from the University of Arizona.

There is no arrangement or understanding between Mr. Thumati and any other person pursuant to which Mr. Thumati was appointed as our interim Chief Accounting Officer. There are no transactions, relationships or agreements between Mr. Thumati and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Thumati does not have a family relationship with any member of the Board of Directors or any of the Company’s executive officers.

In connection with Mr. Thumati’s appointment as the Company’s interim Chief Accounting Officer, the Company will enter into an indemnification agreement with Mr. Thumati, which will be on substantially the same terms as the indemnification agreements with the Company’s directors and other executive officers. The Company has previously filed a form of indemnification agreement as Exhibit 10.28 to the Current Report on Form 8-K on January 24, 2022, which is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 23, 2024, following the approval of the stockholders at the Annual Meeting, the Company filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), with the Secretary of State of the State of Delaware to effect an increase in the number of authorized shares (the “Authorized Shares Increase”) of capital stock of the Company, effective as of 4:01 p.m. Eastern Time on December 23, 2024 (the “Effective Time”).

As of the Effective Time, the Company’s total number of authorized shares of all classes of capital stock was increased from 401,809,144 to 409,309,144, consisting of (a) (i) 157,309,144 shares of Common Stock, and (ii) 2,000,000 shares of special voting common stock, par value $0.0001 per share, and (b) 250,000,000 shares of preferred stock, par value $0.0001 per share.

The information set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the holders of (a) 7,268,362 shares of Common Stock and (b) 6,062,000 shares of Series A Convertible Preferred Stock, par value $0.0001 per share, each entitled to 0.7 vote, or a total of 11,511,762 shares were represented in person or by proxy, constituting a quorum for the transaction of business at the Annual Meeting.

The Company’s stockholders voted on the following proposals at the Annual Meeting, which are described in more detail in the 2024 Proxy Statement. The final vote tabulation for each proposal is set forth below.

1.To elect the nominees for Class III director named in the 2024 Proxy Statement.

Each nominee under this proposal was elected to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Frits Dirk van Paasschen	10,933,750	539,239	1,857,373
Janice Sears	10,900,894	572,095	1,857,373
Sanjay Banker	11,231,252	241,737	1,857,373

2.To approve an amendment to the Company’s amended and restated certificate of incorporation, as amended, to increase the Company’s authorized shares of capital stock from 401,809,144 shares to 409,309,144 shares, consisting of (a) (i) 157,309,144 shares of Common Stock and (ii) 2,000,000 shares of special voting common stock and (b) 250,000,000 shares of preferred stock.

The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
12,896,765	399,147	34,450	0

3.To approve the Amendment to the 2021 Plan to increase the number of shares of Common Stock available for the issuance of awards under the 2021 Plan to 9,957,029 shares of Common Stock, subject to automatic annual share increases as set forth in the 2021 Plan, as amended.

The proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
10,769,433	685,317	18,239	N/A

4.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
13,179,856	131,708	18,798	N/A

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Sonder Holdings Inc. filed with the Secretary of State of the State of Delaware on December 23, 2024
4.1	Form of Warrant Agreement by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., as warrant agent
10.1	First Amendment to Sonder Holdings Inc. 2021 Equity Incentive Plan, effective December 23, 2024
10.2	2021 Equity Incentive Plan (incorporated by reference to the Company’s Registration Statement on Form S-4/A filed on December 13, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonder Holdings Inc.

Date: December 30, 2024	By:	/s/ Francis Davidson
	Name:	Francis Davidson
	Title:	Chief Executive Officer